COHEN & STEERS
INSTITUTIONAL REALTY SHARES
757 THIRD AVENUE                  COHEN & STEERS
NEW YORK, NY 10017                --------------
                            INSTITUTIONAL REALTY SHARES

                                 QUARTERLY REPORT
                                  MARCH 31, 2000









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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

April 17, 2000

To Our Shareholders:

    We are pleased to submit to you our first report from the Fund's inception on February 14, 2000 through March 31, 2000. The net asset value on that date was $25.74. In addition, a quarterly dividend of $0.20 was declared for shareholders on record on March 22, 2000 and paid on March 23, 2000.

INVESTMENT REVIEW

    For the period February 14, 2000 through March 31, 2000, the Fund had a total return, based on income and change in net asset value, of 3.8%. This compares favorably to the NAREIT Equity REIT Index* total return of 2.8% for the same period.

    Despite the near-chaotic behavior in nearly every corner of the financial markets so far this year, REITs remained steady and produced positive, albeit modest, returns which were competitive with the overall stock market. The Hotel and Regional Mall sectors, among the most depressed during 1999, rebounded to be among the best performers during the quarter as their fundamentals proved to be much better than expected. The Office sector also performed well as strong employment growth coupled with a restrained supply picture has continued to favor office building owners. Meanwhile, the Health Care sector once again produced negative returns as many of the beleaguered operators of these facilities continue to undergo financial restructuring.

    In our opinion, investment performance so far in 2000 appears to represent an important shift in investor sentiment and an improved supply/demand picture for REIT shares. In addition to the competitive returns in the latest quarter, and perhaps more importantly, REITs have produced positive 12-month returns for the first time since mid-1998. As shown in the chart it appears that on a cyclical basis, the REIT bear market may be coming to an end.

               NAREIT EQUITY REIT INDEX 12 MONTH TOTAL RETURNS

                             [PERFORMANCE GRAPH]


                                          QUARTER ENDED
-----------------------------------------------------------------------------------------------------------------
1Q92                     1Q93                  1Q94                 1Q95                   1Q96
-----------------------------------------------------------------------------------------------------------------
11.3  13.3  16.3   14.6  38.5  31  34.1  19.7  1.7  6.6  -4.5  3.2  -0.4  3.6  10.7  15.3  18.1  16.5  18.5  35.3


                             QUARTER ENDED
--------------------------------------------------------------------------
1Q97                    1Q98                   1Q99                   1Q00
33.2  33.8  40.5  20.3  18.9  8  -13.5  -17.5  -21.1  -9  -6.5  -4.6  2.6

Source: NAREIT

    Perhaps predictably, a number of influential Wall Street strategists have begun to recommend that their clients reduce their overall equity exposure and add REITs in their place. REITs are apparently again being viewed as both a safe haven for capital as well as a good source of current income. In a world where growth has been of foremost significance and current income has simply been unimportant to most investors, persistent efforts by the Federal Reserve to slow the economy by raising interest rates may have finally convinced market participants that the Fed will eventually prevail. Such a slowdown would probably favor income-oriented securities and, as a result, the U.S. Treasury market has staged a strong rally. This rally, no doubt, has been enhanced by the Treasury's program of repurchasing securities with funds generated by the budget surplus. Considering that interest rates are low while the economy is still showing strong growth, one can only imagine how low interest rates may ultimately fall to once the economy shows




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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

some signs of weakness. With equity REITs in general currently yielding well over 8%, and with these dividends having exhibited impressive growth over the past several years, REIT investment characteristics are becoming more highly valued.

    On the supply side, it is also symptomatic of a bottoming of REIT share prices that capital raising has virtually ground to a halt. As shown in the table, REITs raised only $646 million in equity (more than half of which was preferred stock) in the first quarter, a 60% decline from a year ago, and a 93% decline from two years ago. Debt capital raised declined by a lesser, but still significant amount. Further, total equity issuance by REITs during the 12-month period ended March 31, at $5.8 billion, was the lowest 12-month total since the second quarter of 1993.

          Capital Raised by REITs ($millions)
First Quarter of:              Debt    Equity    Total
    1998                      $5,427   $9,009   $14,436
    1999                       4,047    1,600     5,647
    2000                       1,938      646     2,584

Source: NAREIT

    In addition to the lack of demand for new capital, outflows from real estate mutual funds slowed to a trickle, and the supply of existing REIT shares continued to shrink as many companies have persistently repurchased stock in the open market. By quarter's end, 59 REITs had authorized buybacks totaling nearly $6 billion. As a consequence of all the above, the REIT industry appears to us to be at or close to a bottom.

INVESTMENT OUTLOOK

    For most of the past two years REITs were unable to raise capital because it was either not available, or too highly priced. Today, however, it is our perception that the psychology of REIT management has begun to change. Resigned to the reality that the capital markets may not always be open to them, and because there are not a great deal of new investment opportunities, more and more companies are adopting self-financing business plans. This entails constant reevaluation of properties held in the portfolio and aggressively selling or repositioning those that do not meet their investment criteria. Proceeds from these sales are commonly used to fund higher return opportunities, repay debt or repurchase stock. Many other companies are finding privately financed joint ventures to be a preferable way to take advantage of opportunities. In short, many companies are learning to live well without constantly tapping the capital markets.

    To the extent that this thinking prevails, the supply side of the REIT share equation will continue to improve. The commonly held belief that at the first uptick in prices, REITs will flood the market with new stock issuance, has often helped to abort any meaningful recovery in their prices. A wide adoption of this new business model would be a clear departure from recent thinking. There are two other factors worthy of mention. First, the shares of nearly all REITs began the year at such unprecedented low valuations that even a strong price rally would still leave them undervalued. Second, because many companies have just recently implemented extensive repurchase programs of their own stock, it would be illogical for them to quickly reissue that equity unless they were confronted with some extraordinary investment opportunities. In these cases, however, it would be highly likely that any top tier company would be able to access capital privately in both a more efficient and low cost manner.

    Meanwhile, without the benefit of a great deal of new investments and little or no additional capital, the REIT industry has continued to enjoy healthy growth in earnings. Funds from operations (FFO) per share grew at an average

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                                       2





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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

of 10% in 1999 and are widely expected to grow by a further 9% in 2000. This growth potential is not confined to any single property type or geographic region -- it is an industry-wide phenomenon that is the result of the strong economy and discipline with respect to new construction. We do, however, expect the Office, Industrial and Apartment sectors to enjoy the highest growth rates and have accordingly maintained a strong weighting in these property types. We are particularly optimistic about owners of office buildings in major cities due to the demand for space fueled by employment growth, the impediments to new construction and the long lead times required to bring on new supply. We are somewhat concerned about the retail environment and have consequently maintained an under-weighted position in the sector. Following the strongest sales growth in a decade, the prospect of slower economic growth and the continued pressure of the Internet on both retail sales and margins, we expect investor psychology to be less positive on this sector than on many others.

    Two trends that we expect to continue are the emergence of more technology initiatives by property owners, and a clarification of plans by many REITs to establish taxable subsidiaries that will be allowed to operate beginning in 2001. Property owners are increasingly able to deliver goods and services to tenants and, in addition, manage their properties more efficiently due to advances in technology and the Internet. These initiatives enable the property owners to potentially increase revenue and reduce costs. For example, it appears that some REITs are targeting taxable subsidiaries as a means of either 1) providing services to tenants, 2) holding properties on a shorter-term basis than what is allowed in the REIT itself, or 3) purchasing properties that are expected to produce a high return but may be outside of the mainstream of the company's existing portfolio. Importantly, these initiatives are not only potentially additive to earnings but are also enabling many companies to employ 'new economy' strategies using their 'old economy' asset bases.

    It is always difficult to reconcile the efficiency of the financial market with the emotional extremes to which it tends to move. Just as many have questioned the high valuations afforded technology stocks, we have questioned the low valuations of realty stocks in light of their strong fundamentals. We believe that recent market activity is bringing valuations of both groups more in line with true underlying fundamentals. If these trends continue, it is our hope that the Fund will be able to deliver rewarding returns on both an absolute and relative basis.

    Sincerely,

   MARTIN COHEN                                      ROBERT H. STEERS
   MARTIN COHEN                                      ROBERT H. STEERS
    President                                         Chairman

------------------------------------------------------------------------------

  Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

------------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                                       3






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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2000 (UNAUDITED)

                                                          NUMBER
                                                        OF SHARES              VALUE
                                                        ----------         --------------
EQUITIES                                 96.24%
    APARTMENT/RESIDENTIAL                18.37%
         Apartment Investment & Management
            Co. -- Class A.....................           571,600          $   21,827,975
         AvalonBay Communities.................           568,800              20,832,300
         Charles E. Smith Residential Realty...           141,100               5,097,238
         Equity Residential Properties Trust...           258,300              10,380,431
         Essex Property Trust..................           167,600               6,033,600
                                                                           --------------
                                                                               64,171,544
                                                                           --------------
    HEALTH CARE                           7.40%
         Health Care Property Investors........           393,800              10,017,287
         *Manor Care...........................           426,500               5,757,750
         Nationwide Health Properties..........           622,800               6,500,475
         *Ventas...............................         1,077,100               3,567,894
                                                                           --------------
                                                                               25,843,406
                                                                           --------------
    HOTEL                                 8.30%
         Host Marriott Corp....................           606,400               5,381,800
         MeriStar Hospitality Corp.............           204,300               3,562,481
         Starwood Hotels & Resorts Worldwide...           764,800              20,076,000
                                                                           --------------
                                                                               29,020,281
                                                                           --------------
    INDUSTRIAL                            5.64%
         AMB Property Corp.....................           402,300               8,649,450
         First Industrial Realty Trust.........            36,800               1,002,800
         ProLogis Trust........................           521,700              10,042,725
                                                                           --------------
                                                                               19,694,975
                                                                           --------------
    OFFICE                               31.79%
         Arden Realty Group....................           645,000              13,464,375
         Boston Properties.....................           118,600               3,772,963
         **Brookfield Properties Corp..........           441,600               5,094,917
         Cousins Properties....................            80,100               2,948,681
         Crescent Real Estate Equities Co......           225,800               3,951,500
         Equity Office Properties Trust Co.....           692,100              17,389,012
         Highwoods Properties..................           277,300               5,892,625
         Mack-Cali Realty Corp.................           651,800              16,620,900
         SL Green Realty Corp..................           322,800               7,666,500
         Vornado Realty Trust..................         1,022,600              34,257,100
                                                                           --------------
                                                                              111,058,573
                                                                           --------------

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                          NUMBER
                                                        OF SHARES              VALUE
                                                        ----------         --------------
    OFFICE/INDUSTRIAL                    12.64%
         Prime Group Realty Trust..............           317,600          $    4,545,650
         PS Business Parks.....................           229,300               4,671,987
         Reckson Associates Realty Corp........           763,600              14,317,500
         Spieker Properties....................           463,300              20,616,850
                                                                           --------------
                                                                               44,151,987
                                                                           --------------
    SELF STORAGE                          0.36%
         Public Storage........................            59,500               1,249,500
                                                                           --------------

    SERVICES & TECHNOLOGY                 4.29%
         *CAIS Internet........................           107,300               2,595,319
         *Crescent Operating...................            50,500                 145,188
         *FrontLine Capital Group..............           278,600              12,258,400
                                                                           --------------
                                                                               14,998,907
                                                                           --------------
    SHOPPING CENTER                       7.45%
       COMMUNITY CENTER                   2.03%
         Kimco Realty Corp.....................           189,300               7,098,750
                                                                           --------------

       REGIONAL MALL                      5.42%
         General Growth Properties.............           232,700               7,082,806
         Macerich Co...........................           293,500               6,053,438
         Rouse Co..............................            79,800               1,685,775
         Simon Property Group..................           171,500               4,116,000
                                                                           --------------
                                                                               18,938,019
                                                                           --------------
         TOTAL SHOPPING CENTER.................                                26,036,769
                                                                           --------------
              TOTAL EQUITIES (Identified
                cost -- $324,723,571)..........                               336,225,942
                                                                           --------------

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                             PRINCIPAL
                                                              AMOUNT                VALUE
                                                            -----------         --------------
COMMERCIAL PAPER                             6.08 %
    Haliburton Co., 6.15%, due 4/3/00 (Identified
       cost -- $21,259,733)........................         $21,267,000         $   21,259,733
                                                                                --------------
TOTAL INVESTMENTS (Identified
  cost -- $345,983,304).................   102.32 %                                357,485,675
LIABILITIES IN EXCESS OF OTHER ASSETS...    (2.32)%                                 (8,114,988)
                                           --------                             --------------
NET ASSETS (Equivalent to $25.74 per
  share based on 13,571,877 shares of
  capital stock outstanding)............   100.00 %                             $  349,370,687
                                           --------                             --------------
                                           --------                             --------------

---------

*  Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on March 31, 2000 was $7,396,800 based on an exchange rate of 1 Canadian dollar to 0.689 U.S. dollars.

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                                     6





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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.
                            FINANCIAL HIGHLIGHTS'D'
                           MARCH 31, 2000 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                 TOTAL NET ASSETS             PER SHARE
                                            ---------------------------   ------------------
NET ASSET VALUE:
Beginning of period: 2/14/00..............                 $    100,000               $25.00
    Net investment income.................  $  2,197,014                  $ 0.17
    Net realized and unrealized gain on
       investments........................    12,264,386                    0.77
    Distributions from net investment
       income.............................    (2,632,687)                  (0.20)
                                                                          ------
    Capital stock transactions:
         Sold.............................   339,379,355
         Distributions reinvested.........     1,833,885
         Redeemed.........................    (3,771,266)
                                            ------------
Net increase in net asset value...........                  349,270,687                 0.74
                                                           ------------               ------
End of period: 3/31/00....................                 $349,370,687               $25.74
                                                           ------------               ------
                                                           ------------               ------

-------------------
'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

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                                       7





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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT ADVISER
Director and Chairman                  Cohen & Steers Capital Management,
Martin Cohen                           Inc.
Director and President                 757 Third Avenue
Gregory C. Clark                       New York, NY 10017
Director                               (212) 832-3232
George Grossman                        FUND SUB-ADMINISTRATOR AND TRANSFER
Director                               AGENT
Jeffrey H. Lynford                     Chase Global Funds Services Co.
Director                               73 Tremont Street
Willard H. Smith, Jr.                  Boston, MA 02108
Director                               (800) 437-9912
Elizabeth O. Reagan                    CUSTODIAN
Vice President                         The Chase Manhattan Bank
Adam Derechin                          One Chase Manhattan Plaza
Vice President and Assistant Treasurer New York, NY 10081
Lawrence B. Stoller                    LEGAL COUNSEL
Assistant Secretary                    Simpson Thacher & Bartlett
                                       425 Lexington Avenue
                                       New York, NY 10017
                                       DISTRIBUTOR
                                       Cohen & Steers Securities, Inc.
                                       757 Third Avenue
                                       New York, NY 10017
                                       NASDAQ Symbol: CSRIX
                                       Website: www.cohenandsteers.com
                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.
                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Institutional Realty Shares, Inc.
                                       unless accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the Fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

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                                       8




                       STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.....................................'D'